EXHIBIT 99.1

A. M. CASTLE & CO.	1420 Kensington Road Suite 220 Oak Brook, IL 60523 P: (847) 455-7111 F: (847) 241-8171

For Further Information:

- AT ALPHA IR -
Analyst Contact:
Chris Hodges or Monica Gupta
(312) 445-2870
Email: CAS@alpha-ir.com

Traded: NYSE (CAS)
Member: S&P SmallCap 600 Index

WEDNESDAY, MAY 27, 2015

A. M. CASTLE & CO. ANNOUNCES ENHANCED MANAGEMENT STRUCTURE

Company implements new management structure designed to streamline corporate functions and drive branch level empowerment and accountability

OAK BROOK, IL, May 27th - A. M. Castle & Co. (NYSE: CAS) (“the Company” or “Castle”), a global distributor of specialty metal and plastic products, value-added services, and supply chain solutions, today announced that it has realigned its management structure to empower employees throughout the organization, enhancing accountability and profitability focus at every level of the Company.

At the executive management level, Castle has consolidated seven corporate functions into four key executive vice president positions reporting to President & CEO, Steven W. Scheinkman, as follows:

•	Executive Vice President & Chief Financial Officer, Patrick R. Anderson

•	Executive Vice President, General Counsel, Secretary & Chief Administrative Officer, Marec E. Edgar

•	Executive Vice President & Chief Operating Officer, Ronald E. Knopp

•	Executive Vice President & Chief Commercial Officer, Stephen J. Letnich

Mr. Anderson was previously Vice President, Corporate Controller and Chief Accounting Officer and Interim Chief Financial Officer and Treasurer. In addition to his promotion to Executive Vice President and Chief Financial Officer, Mr. Anderson will assume responsibility for IT functions. Mr. Edgar was previously Vice President, General Counsel & Secretary. With his promotion to Executive Vice President and Chief Administrative Officer, Mr. Edgar will assume responsibility for managing the Company’s global human resources functions. Mr. Knopp was previously Vice President, Operations. With his promotion to Executive Vice President and Chief Operating Officer, Mr. Knopp will assume overall responsibility for the management of the Company’s inventory levels with an emphasis on reducing overall inventory while ensuring the Company has the right inventory at the right locations to meet our customers’ needs. Mr. Letnich maintains his previous role as Castle’s Chief Commercial Officer. The Company’s Plastics business will continue to be led by Thomas L. Garrett, Vice President and President, Total Plastics, Inc., also reporting directly to Mr. Scheinkman.

Castle also announced the creation of a branch management structure designed to empower local leadership and drive accountability, inventory management, and profitability focus at each of its network locations. The Company has identified several key internal employees that have accepted positions as Branch Managers, who will have ultimate profit and loss and inventory management responsibility for defined groups of Castle locations globally. The Company has further identified a combination of internal candidates and key recruitments for three General Manager roles to whom the Branch Managers will report. The General Managers will report to Steve Scheinkman.

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Commenting on the new structure, Mr. Scheinkman noted, “As we discussed when we announced our profitability and liquidity improvement initiatives last month, one of the two key thrusts in our restructuring plan is to improve the value proposition we provide our customers by increasing customer intimacy, service, and support. These structural changes will drive more resources, capabilities, and responsibility down to our branches so they may be closer to our customers, and more responsive to the customers’ evolving needs. They will also provide greater accountability to maintaining a consistent organizational focus on inventory management and profitability moving forward. Finally, by providing local operational visibility and empowerment on our total Company inventory levels, the new structure will free up our regional, national, and international sales teams to spend their time in the field with customers.”

Scheinkman concluded, “I am also very pleased that we were able to provide these growth opportunities to our key talent and have been able to attract new talent to join our team. In addition to proving to our stockholders, customers, and mill partners that Castle remains a market leader in the metals service center industry, we are focused on ensuring our employees know and trust that they have long-term career growth opportunities with Castle. These announcements are a critical first step in building that trust while fostering a partnership culture both inside the Company and externally.”

About A. M. Castle & Co.
Founded in 1890, A. M. Castle & Co. is a global distributor of specialty metal and plastic products and supply chain services, principally serving the producer durable equipment, oil and gas, commercial aircraft, heavy equipment, industrial goods, construction equipment, retail, marine and automotive sectors of the global economy.  Its customer base includes many Fortune 500 companies as well as thousands of medium and smaller-sized firms spread across a variety of industries.  Within its metals business, it specializes in the distribution of alloy and stainless steels; nickel alloys; aluminum and carbon.  Through its wholly-owned subsidiary, Total Plastics, Inc., the Company also distributes a broad range of value-added industrial plastics. Together, Castle and its affiliated companies operate out of 47 service centers located throughout North America, Europe and Asia.  Its common stock is traded on the New York Stock Exchange under the ticker symbol "CAS".

Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release.  Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from recently announced corporate initiatives, including facility closures and organizational changes.  These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions.  These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including our ability to effectively manage our operational initiatives, the impact of volatility of metals and plastics prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, and the impact of our substantial level of indebtedness, as well as those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

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